Exhibit 10.8

February 3, 2006

Bain Capital Partners, LLC
Bain Capital Integral Investors, LLC
Bain Capital VII Coinvestment Fund, LLC
BCIP TCV, LLC
111 Huntington Avenue
Boston, MA 02199
Attn.: Stephen G. Pagliuca

Goldman, Sachs & Co.
Goldman Sachs Capital Partners 2000, L.P.
GS Capital Partners 2000 Offshore, L.P.
GS Capital Partners 2000 GmbH & Co. Beteiligungs KG
GS Capital Partners 2000 Employee Fund, L.P.
Bridge Street Special Opportunities Fund 2000, L.P.
GS Private Equity Partners 2000, L.P.
GS Private Equity Partners 2000 Offshore Holdings, L.P.
GS Private Equity Partners 2000 – Direct Investment Fund, L.P.
85 Broad Street
New York, NY 10004
Attn.: Sanjeev K. Mehra

TPG GenPar III, L.P.
TPG BK Holdco LLC
301 Commerce St.
Suite 3300
Fort Worth, TX 76102
Attn.: Richard W. Boyce

Ladies and Gentlemen:

Reference is made to that letter agreement dated December 13, 2002 (the “Fee Agreement”) between TPG GenPar III, L.P. (“TPG”), Bain Capital Partners, LLC (“Bain Capital”), Goldman, Sachs & Co. (“Goldman Sachs”, and together with TPG and Bain Capital, the “Sponsor Entities”) and Burger King Corporation, as successor by merger to Burger King Acquisition Corp. (the “Company”), a corporation wholly owned by Burger King Holdings, Inc. (“Holdings”), which in turn is substantially owned in the aggregate by TPG BK Holdco LLC (the “TPG Fund”), Bain Capital Integral Investors, LLC, Bain Capital VII Coinvestment Fund, LLC, BCIP TCV, LLC (collectively, the “Bain Funds”), GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG, GS Capital Partners 2000 Employee Fund, L.P., Bridge Street Special Opportunities Fund 2000, L.P., Stone Street Fund 2000, L.P.,

Goldman Sachs Direct Investment Fund 2000, L.P., GS Private Equity Partners 2000, L.P., GS Private Equity Partners 2000 Offshore Holdings, L.P., GS Private Equity Partners 2000 – Direct Investment Fund, L.P. (collectively, the “Goldman Funds”, and together with the TPG Fund and the Bain Funds, the “Co-Investors”). The Fee Agreement sets forth, among other things, the fees to be paid to the Sponsor Entities or their respective designees by the Company. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Fee Agreement.

The Sponsor Entities, the Co-Investors and the Company hereby amend the Fee Agreement as follows:

1. Termination of Fee Agreement. Upon the completion of a bona fide underwritten initial public offering of the common stock of Holdings in which at least 10% of the common stock of Holdings is sold to the public (an “IPO”), the Company will pay a fee of $30 million to the Sponsor Entities to terminate the Fee Agreement (the “Sponsor Management Termination Fee”). The Sponsor Management Termination Fee will be divided among the Sponsor Entities in three (3) equal amounts and paid on the closing date of the IPO (the “IPO Closing Date”). From and after the IPO Closing Date, the Fee Agreement will automatically terminate (provided, however, that the indemnity provisions in Section 6 of the Fee Agreement will survive such termination).

2. Final Payment. Notwithstanding any provision in the Fee Agreement to the contrary, after payment of the Sponsor Management Termination Fee, the Sponsor Entities and the Co-Investors hereby agree that the Company had, has and will have no obligation to accrue and/or pay, and the Sponsor Entities had, have and will have no right to receive, any past, present or future fees pursuant to the Fee Agreement. The Sponsor Entities and the Co-Investors hereby unconditionally and irrevocably release and discharge the Company from any obligation to accrue or pay, and any liability for, any past, present or future fees under the Fee Agreement.

3. Other Fees and Payments. The Company and Holdings, as applicable, will reimburse the Sponsor Entities for all reasonable out-of-pocket expenses incurred by the board members of the Company and Holdings designated by the Sponsor Entities (the “Sponsor Directors”) in connection with their attendance at board meetings and any committees thereof, including without limitation travel, lodging and meal expenses. In addition, the Sponsor Directors will be entitled to receive an annual retainer and other fees in accordance with Holdings’ then current director compensation program. The Sponsor Entities and their respective affiliates will also be entitled to receive banking fees associated with arm’s length transactions and acceptable to both parties (for example, investment banking fees for the IPO). Except as otherwise provided in this amendment letter or as hereafter agreed to by the Company, Holdings, the Company and their respective subsidiaries will have no obligation to pay any fees or other amounts to the Sponsor Entities, Sponsor Directors, Co-Investors and/or their respective affiliates. This section shall survive the termination of the Fee Agreement.

4. Miscellaneous. This amendment letter may be executed in any number of counterparts, with each executed counterpart constituting an original, but all together one and the same instrument. This amendment letter sets forth the entire understanding and agreement among the parties with respect to the transactions contemplated herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case written or oral, of any kind and every nature with respect hereto. This amendment letter is governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed within that state.

If the foregoing is in accordance with your understanding and agreement, please sign and return this amendment letter, whereupon this amendment letter shall constitute a binding agreement with respect to the matters set forth herein.

Sincerely,

BURGER KING CORPORATION

By:	/s/ Greg Brenneman

	Name:	Greg Brenneman
	Title:	President

Accepted and agreed to
on the terms set forth above:

BAIN CAPITAL PARTNERS, LLC

By:	/s/STEPHEN G. PAGLIUCA

	Name:	Stephen G. Pagliuca
	Title:	Managing Director

BAIN CAPITAL INTEGRAL INVESTORS, LLC

By:	/s/STEPHEN G. PAGLIUCA

	Name:	Stephen G. Pagliuca
	Title:	Managing Director

BAIN CAPITAL VII COINVESTMENT FUND, LLC

BY:	Bain Capital VII Coinvestment Fund, L.P. its Sole Member
BY:	Bain Capital Partners VII, L.P. its General Partner
BY:	Bain Capital Investors, LLC its General Partner

By:	/s/STEPHEN G. PAGLIUCA

	Name:	Stephen G. Pagliuca
	Title:	Managing Director

BCIP TCV, LLC
BY:	Bain Capital Investors, LLC

By:	/s/STEPHEN G. PAGLIUCA

	Name:	Stephen G. Pagliuca
	Title:	Managing Director

GOLDMAN, SACHS & CO.

By:	/s/ADRIAN JONES

	Name:	Adrian Jones
	Title:	Managing Director

GS CAPITAL PARTNERS 2000, L.P.
BY:	GS Advisors 2000, L.L.C. its General Partner

By:	/s/ADRIAN JONES

	Name:	Adrian Jones
	Title:	Managing Director

GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.
BY:	GS Advisors 2000, L.L.C. its General Partner

By:	/s/ADRIAN JONES

	Name:	Adrian Jones
	Title:	Managing Director

GS CAPITAL PARTNERS 2000 GmbH & CO. BETEILIGUNGS KG
BY:	Goldman Sachs Management GP GmbH its General Partner

By:	/s/ADRIAN JONES

	Name:	Adrian Jones
	Title:	Managing Director

GS CAPITAL PARTNERS 2000 EMPLOYEE FUND, L.P.
BY:	GS Employee Funds 2000 GP, L.L.C. its General Partner

By:	/s/ADRIAN JONES

	Name:	Adrian Jones
	Title:	Managing Director

BRIDGE STREET SPECIAL OPPORTUNITIES FUND 2000, L.P.
BY:	Bridge Street Special Opportunities 2000, L.L.C. its General Partner

By:	/s/ADRIAN JONES

	Name:	Adrian Jones
	Title:	Managing Director

STONE STREET FUND 2000, L.P.
BY:	Stone Street 2000, L.L.C. its General Partner

By:	/s/ADRIAN JONES

	Name:	Adrian Jones
	Title:	Managing Director

GOLDMAN SACHS DIRECT INVESTMENT FUND 2000, L.P.
BY:	GS Employee Funds 2000 GP, L.L.C. its General Partner

By:	/s/ADRIAN JONES

	Name:	Adrian Jones
	Title:	Managing Director

GS PRIVATE EQUITY PARTNERS 2000, L.P.
BY:	GS PEP 2000 Advisors, L.L.C. its General Partner
BY:	GSAM Gen-Par, L.L.C. its Managing Partner

By:	/s/ADRIAN JONES

	Name:	Adrian Jones
	Title:	Managing Director

GS PRIVATE EQUITY PARTNERS 2000 OFFSHORE HOLDINGS, L.P.
BY:	GS PEP 2000 Offshore Holdings Advisors, Inc. its General Partner

By:	/s/ADRIAN JONES

	Name:	Adrian Jones
	Title:	Managing Director

GS PRIVATE EQUITY PARTNERS 2000 – DIRECT INVESTMENT FUND, L.P.
BY:		GS PEP 2000 Direct Investment Advisors, L.L.C.
its General Partner
BY:		GSAM Gen-Par, L.L.C.
its Managing Partner

By:	/s/ADRIAN JONES

	Name:	Adrian Jones
	Title:	Managing Director

TPG GENPAR III, L.P.
BY:	TPG Advisors III, Inc.
its General Partner

By:	/s/DICK BOYCE

	Name:	Richard W. Boyce
	Title:	Partner

TPG BK HOLDCO, LLC

By:	/s/DICK BOYCE

	Name:	Richard W. Boyce
	Title:	Partner